UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 12, 2015
Resource Real Estate Opportunity REIT II, Inc.
(Exact name of registrant as specified in its charter)

Maryland	80-0854717
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

1845 Walnut Street, 18th Floor, Philadelphia, PA, 19103
(Address of principal executive offices) (Zip code)

(215) 231-7050
(Registrant's telephone number, including area code)

(former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the following obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the securities Act (17CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Pursuant to the requirements of the Securities Exchange Act of 1934, Resource Real Estate Opportunity REIT II, Inc. (which may be referred to as the “Registrant,” “we,” “our,” or “us”) hereby amends our Current Report on Form 8-K filed on April 2, 2015 to provide the required financial information relating to our acquisition of a multifamily community located in Atlanta, Georgia know as Uptown Buckhead (the “Uptown Buckhead”), as described in such Current Report.
After reasonable inquiry, we are not aware of any material factors relating to Uptown Buckhead that would cause the reported revenues and certain operating expenses relating to it not to be necessarily indicative of future operating results.

Item 9.01.    Financial Statement and Exhibits.

a.    Financial Statements

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESOURCE REAL ESTATE OPPORTUNITY REIT II, INC.

June 12, 2015	By:	/s/ Alan F. Feldman
Alan F. Feldman
Chief Executive Officer
(Principal Executive Officer)

Independent Auditor’s Report

To the Stockholders of
Resource Real Estate Opportunity REIT II, Inc.
Report on the Statement
We have audited the accompanying statement of revenues and certain operating expenses (the “Statement”) of Uptown Buckhead, a multifamily community located in Atlanta, Georgia (the “Property”) for the year ended December 31, 2014, and the related notes to the Statement.
Management’s Responsibility for the Statement
Management is responsible for the preparation and fair presentation of the Statement in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the Statement that is free from material misstatement, whether due to fraud or error.
Auditor’s Responsibility
Our responsibility is to express an opinion on the Statement based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement is free from material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the Statement. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the Statement, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the Statement in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the Statement.
We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Opinion
In our opinion, the Statement referred to above presents fairly, in all material respects, the revenues and certain operating expenses described in Note 1 to the Statement of the Property for the year ended December 31, 2014, in accordance with accounting principles generally accepted in the United States of America.
Basis of Presentation
As described in Note 1 to the Statement, the accompanying Statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in Form 8-K/A of Resource Real Estate Opportunity REIT II, Inc.) and is not intended to be a complete presentation of the Property’s revenues and expenses. Our opinion is not modified with respect to this matter.
/s/ McGladrey LLP

Philadelphia, Pennsylvania
June 12, 2015

Uptown Buckhead

Statements of Revenues and Certain Operating Expenses
For the Three Months Ended March 31, 2015 (unaudited) and for the Year Ended December 31, 2014

	For the Three Months Ended March 31, 2015	For the Year Ended December 31, 2014
	(unaudited)
Revenues:
Rental Income	$589,748	$2,525,800
Other Income	101,077	306,560
Total Revenues	690,825	2,832,360

Certain Operating Expenses:
Property operating expenses	197,734	774,154
Real estate taxes	98,424	406,988
Property insurance	11,680	52,178
Property management fees	19,243	91,058
Total Certain Operating Expenses	327,081	1,324,378
Revenues in Excess of Certain Operating Expenses	$363,744	$1,507,982

The accompanying notes are an integral part of these Statements

NOTE 1. Basis of Presentation

On March 30, 2015, Resource Real Estate Opportunity REIT II, Inc. (the “Company”) purchased Uptown Buckhead, a multifamily community located in Atlanta, Georgia, from unaffiliated sellers.

The statements of revenues and certain operating expenses (the “Statements”) have been prepared for the purpose of complying with the provision of Article 3-14 of Regulation S-X promulgated by the U.S. Securities and Exchange Commission (the “SEC”), which require certain information with respect to real estate operations to be included with certain filings with the SEC. The Statements include the historical revenues and certain operating expenses of the Property, exclusive of interest income and interest expense, asset management fees, depreciation and amortization, and corporate expenses. Amounts included in property management fees include routine compensation paid to a third party managing property operations. The apartment complex was purchased for $32.5 million, excluding closing costs.

In the opinion of the Company’s management, all adjustments necessary for a fair presentation of the Statements for the three months ended March 31, 2015 (unaudited) and for the year ended December 31, 2014 have been included. Such adjustments consisted of normal recurring items. Interim results are not necessarily indicative of results for a year.

NOTE 2. Summary of Significant Accounting Policies

Revenue Recognition: Revenue is derived from the rental of residential housing units with lease agreement terms of generally one year or less. The Property recognizes rent as income on a straight line basis over the term of the related lease. Included within other income is tenant reimbursement income consisting of charges billed to tenants for trash removal, utilities, cable television and parking, and other income amounts such as administrative, application and late fees, all of which are recognized in income as earned.

Use of Estimates: The preparation of the statements of revenues and certain operating expenses, in conformity with accounting principles generally accepted in the United States of America, requires management to make estimates and assumptions that affect the reported amounts of revenues and certain operating expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3. Subsequent Events

The Property's management evaluated all events and transactions that occurred after December 31, 2014 through June 12 , 2015, the date the statements of revenues and certain operating expenses were available to be issued. During this period, the Property did not have any material subsequent events other than as disclosed in Note 1.

Unaudited Pro Forma Consolidated Financial Information

On March 30, 2015, Resource Real Estate Opportunity REIT II, LLC. (the “Company”) purchased Uptown Buckhead, a multifamily community, from an unaffiliated third party. The apartment complex was purchased for $32.5 million excluding closing costs, and was funded from the capital of the Company.

The following unaudited pro forma consolidated statements of comprehensive loss for the three months ended March 31, 2015 and the year ended December 31, 2014 are presented as if the Company had acquired Uptown Buckhead on January 1, 2014.  The footnotes to the pro forma financial statements provide details of the pro forma adjustments.  The Company believes that all material adjustments necessary to reflect the effects of the acquisition have been made.

This unaudited pro forma consolidated financial information should be read in conjunction with the historical consolidated financial statements and notes thereto as filed in the Company’s annual report on Form 10-K for the year ended December 31, 2014 and the Company’s quarterly report on Form 10-Q for the three months ended March 31, 2015, and are not necessarily indicative of what the actual financial position or comprehensive loss would have been had the Company completed the transaction as of the beginning of the periods presented, nor is it necessarily indicative of future results.

Resource Real Estate Opportunity REIT II, Inc.
Unaudited Pro Forma Consolidated Statement of Comprehensive Loss
For the Three Months Ended March 31, 2015

	For the Three Months Ended March 31, 2015	Pro Forma Adjustments		For the Three Months Ended March 31, 2015
	(a)			(Pro Forma)

Revenues:
Rental income	$1,680,036	$690,825	(b)	$2,370,861
Interest income	19,190	—		19,190
	1,699,226	690,825		2,390,051

Expenses:
Rental operating	750,186	307,838	(b)	1,058,024
Acquisition costs	896,096	—	(d)	896,096
Management fees - related parties	252,690	120,276	(c)	372,966
General and administrative	655,628	—		655,628
Loss on disposal of assets	402,866	—		402,866
Depreciation and amortization expense	937,217	388,186	(e)	1,325,403
Total expenses	3,894,683	816,300		4,710,983
Loss before other expense	(2,195,457)	(125,475)		(2,320,932)

Other expense:
Interest expense	224,079	—		224,079
Net loss	(2,419,536)	(125,475)		(2,545,011)

Other comprehensive loss:
Designated derivatives, fair value adjustment	(27,798)	—		(27,798)
Comprehensive loss	$(2,447,334)	$(125,475)		$(2,572,809)

Weighted average shares outstanding	3,614,037			3,614,037

Basic and diluted loss per common share	$(0.67)			$(0.70)

See accompanying notes to unaudited pro forma consolidated financial statements

Notes to Unaudited Pro Forma Consolidated Statement of Comprehensive Loss
For the Three Months Ended March 31, 2015

a.	Reflects the Company’s historical consolidated operations for the three months ended March 31, 2015.

b.	Reflects operating activity from January 1, 2015 to March 31, 2015 for the acquisition made during the year ended December 31, 2015.

c.
Reflects the asset management fee associated with the acquisition.  The asset is managed by Resource Real Estate Opportunity Advisor, LLC, a related party of the Company. The asset management fee was three twelfths of 1% of the asset’s cost for the three months ended March 31, 2015. Also, reflects the property management fee associated with the acquisition. The asset is managed by Resource Real Estate Opportunity Manager, LLC, a related party of the Company. The property management fee is 4.5% of gross receipts for the three months ended March 31, 2015.

d.	Acquisition expenses are non-recurring and have not been included for the 2015 acquisition.

e.
Reflects the additional depreciation costs for the building and improvements incurred as a result of the acquisition.  Building depreciation is expensed over the property’s estimated useful life of 27.5 years and improvements are depreciated over their estimated useful lives ranging from three to 15 years.  In-place leases are amortized over seven months.

Resource Real Estate Opportunity REIT II, Inc.
Unaudited Pro Forma Consolidated Statement of Comprehensive Loss
For the Year Ended December 31, 2014

	For the Year Ended December 31, 2014	Pro Forma Adjustments		For the Year Ended December 31, 2014
	(a)			(Pro Forma)

Revenues:
Rental income	$991,543	$2,832,360	(b)	$3,823,903
Interest income	8,251	—		8,251
	999,794	2,832,360		3,832,154

Expenses:
Rental operating	689,325	1,233,320	(b)	1,922,645
Acquisition costs	1,588,944	—	(d)	1,588,944
Management fees - related parties	127,496	488,609	(c)	616,105
General and administrative	1,472,181	—		1,472,181
Loss on disposal of assets	198,840	—		198,840
Depreciation and amortization expense	531,058	1,552,746	(e)	2,083,804
Total expenses	4,607,844	3,274,675		7,882,519
Loss before other expense	(3,608,050)	(442,315)		(4,050,365)

Other expense:
Interest expense	158,842	—		158,842
Net loss	(3,766,892)	(442,315)		(4,209,207)

Other comprehensive loss:
Designated derivatives, fair value adjustment	(34,468)	—		(34,468)
Comprehensive loss	$(3,801,360)	$(442,315)		$(4,243,675)

Weighted average shares outstanding	1,680,062			1,680,062

Basic and diluted loss per common share	$(2.24)			$(2.51)

See accompanying notes to unaudited pro forma consolidated financial statements

Notes to Unaudited Pro Forma Consolidated Statement of Comprehensive Loss
For the Year Ended December 31, 2014

a.	Reflects the Company’s historical consolidated operations for the year ended December 31, 2014.

b.	Reflects operating activity from January 1, 2014 to December 31, 2014 for the acquisition made during the year ended December 31, 2015.

c.
Reflects the asset management fee associated with the acquisition.  The asset is managed by Resource Real Estate Opportunity Advisor, LLC, a related party of the Company. The asset management fee was 1% of the asset’s cost for the year ended December 31, 2014. Also, reflects the property management fee associated with the acquisition. The asset is managed by Resource Real Estate Opportunity Manager, LLC, a related party of the Company. The property management fee is 4.5% of gross receipts for the year ended December 31, 2014.

d.	Acquisition expenses are non-recurring and have not been included for the 2015 acquisition.

e.
Reflects the additional depreciation costs for the building and improvements incurred as a result of the acquisition.  Building depreciation is expensed over the property’s estimated useful life of 27.5 years and improvements are depreciated over their estimated useful lives ranging from three to 15 years.  In-place leases are amortized over seven months.